Exhibit 10.1

FIRST AMENDMENT TO TRANSACTION SUPPORT AGREEMENT

This FIRST AMENDMENT TO TRANSACTION SUPPORT AGREEMENT, dated as of August 1, 2023 (this “Amendment”), to that certain Transaction Support Agreement, dated as of July 17, 2023, by and among the Company Parties, the Garcia Parties, and the Supporting Noteholders (each as defined therein) (as amended, restated, amended and restated, modified or supplemented from time to time in accordance with the terms thereof, and including all exhibits thereto, the “Transaction Support Agreement”) is entered into by and among the following parties (each, a “Party” and, collectively, the “Parties”):1

i.the Company Parties; and
ii.the undersigned Supporting Noteholders.

RECITALS

WHEREAS, pursuant to this Amendment, the Parties desire that the Transaction Support Agreement be amended to reflect certain limited modifications necessary to implement the Transaction;
WHEREAS, Section 9 of the Transaction Support Agreement provides that the Transaction Support Agreement may be modified, amended, restated, amended and restated, waived or supplemented in a writing signed by the (i) the Company Parties, (ii) the Supporting Noteholders, provided that, as of the date upon which the Supporting Noteholders comprise holders of at least 80% in outstanding principal amount of Carvana Notes, the amendment threshold set forth in this clause (ii) shall be deemed amended to read “the Required Supporting Noteholders,” and, (iii) solely with respect to the Garcia Parties’ commitments in Section 4.2 of the Transaction Support Agreement, the Garcia Parties;
WHEREAS, the Supporting Noteholders comprise holders of at least 80% in outstanding principal amount of Carvana Notes;
WHEREAS, the undersigned Supporting Noteholders comprise the Required Supporting Noteholders; and
WHEREAS, pursuant to Section 9 of the Transaction Support Agreement, the Parties desire to amend the Transaction Support Agreement as set forth herein.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound hereby, agrees as follows:
AGREEMENT

Section 1.    Amendment to the Transaction Support Agreement
Exhibit F to the Transaction Support Agreement is hereby replaced with Exhibit F as attached to this Amendment.
Section 2.    Ratification
Except as specifically provided for in this Amendment, no waivers, releases, changes, amendments, or other modifications have been made on or prior to the date hereof or are being made to the terms of the Transaction Support Agreement or the rights and obligations of the parties thereunder, all of which such terms are hereby ratified and confirmed and remain in full force and effect.

1 Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Transaction Support Agreement.

Section 3.    Effectiveness
This Amendment shall be effective on the date (the “Amendment Effective Date”) upon which each of the Parties shall have executed and delivered counterpart signature pages of this Amendment to counsel to each of the other Parties.
Section 4.    Execution of Amendment
This Amendment may be executed and delivered (by electronic mail, or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.
Section 5.    Entire Agreement
The Transaction Support Agreement, as amended by this Amendment, constitutes the entire agreement among the Parties regarding the subject matter thereof and hereof and supersedes any prior agreements, including any deemed agreements, among the Parties regarding the subject matter thereof and hereof, other than the Coordination Agreement.
Section 6.    Governing Law; Jurisdiction; Selection of Forum; Waiver of Trial by Jury
THIS AMENDMENT IS TO BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each Party hereto (a) shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement, to the extent possible, in either the United States District Court for the Southern District of New York or any New York State court sitting in New York City (the “Chosen Courts”), and solely in connection with claims arising under this Agreement; (b) irrevocably submits to the exclusive jurisdiction of the Chosen Courts; (c) waives any objection to laying venue in any such action or proceeding in the Chosen Courts; and (d) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party hereto. Each party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered by their respective duly authorized officers or other agents, solely in their respective capacity as officers or other agents of the undersigned and not in any other capacity, as of the Amendment Effective Date.

CARVANA CO.

By:	/s/ Paul Breaux
	Name:	Paul Breaux
	Title:	Vice President, General Counsel and Secretary

CARVANA GROUP, LLC

By:	/s/ Paul Breaux
	Name:	Paul Breaux
	Title:	Vice President, General Counsel and Secretary

[Signature Page to First Amendment to Transaction Support Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

APOLLO CAPITAL MANAGEMENT, L.P.,
on behalf of one or more investment funds, separate accounts, and other entities owned (in whole or in part), controlled, managed, and/or advised by it and its affiliates

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

[Signature Page to First Amendment to Transaction Support Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

DAVIDSON KEMPNER CAPITAL MANAGEMENT LP

By:	/s/ Gabriel T. Schwartz
Name: Gabriel T. Schwartz
Title: Co-Deputy Executive Managing Member

[Signature Page to First Amendment to Transaction Support Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

KNIGHTHEAD CAPITAL MANAGEMENT LLC,
on behalf of certain funds and accounts it manages and/or advises

By:	/s/ Laura L. Torrado
Name: Laura L. Torrado
Title: General Counsel

[Signature Page to First Amendment to Transaction Support Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC,
as investment manager, adviser or sub-adviser on behalf of the funds and/or accounts listed on Schedule I1 below, solely in their capacity as holders of Carvana Notes:

By:	/s/ Alfred T. Murata
Name: Alfred T. Murata
Title: Managing Director

[Schedule I has been intentionally omitted.]

1 The obligations arising out of this agreement are several and not joint with respect to each participating find or account, in accordance with its proportionate interest hereunder, and the parties agree not to proceed against any fluid or account for the obligations of another. To the extent a fund or account is a registered investment company (“Trust”) or a series thereof, a copy of the Declaration of Trust of such Trust is on file with the Secretary of State of The Commonwealth of Massachusetts or Secretary of State of the State of Delaware. The obligations of or arising out of this agreement are not binding upon any of such Trust’s trustees, officers, employees, agents or share fund or accounts individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this agreement is executed by or on behalf of a Trust on behalf of one or more series of the T rust, the assets and liabilities of each series of the Trust are separate and distinct and the obligations of or arising out of this agreement are binding solely upon the assets or property of the series on whose behalf this agreement is executed. If this agreement is being executed on behalf of more than one series of a Trust, the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties agree not to proceed against any series for the obligations of another.

PIMCO Finds: Global Investors Series pic is an Irish umbrella company with segregated liability between sub-fluids. As a result, as a matter of Irish law. any liability attributable to a particular sub-fund may only be discharged out of the assets of that sub-fund and the assets of other sub-funds may not be used to satisfy the limited liability of that sub-fund.

To the extent a fund or account is a trust established under the laws of a province or territory of Canada (a “Canadian Trust”), the obligations of or arising out of this agreement are not binding upon (i) the Canadian Trust’s trustee or investment fund manager, (ii) any officer, director, employee or agent of the Canadian T rust’s trustee or investment fluid manager, or (iii) any unitfund or account of the Canadian T rust, but are binding solely upon the property of the Canadian Trust in accordance with its proportionate interest hereunder.

The obligations of or arising out of this agreement are not binding upon the trustee of PIMCO Bermuda Trust. PIMCO Bermuda Trust II. PIMCO Bermuda Trust IV (the “Bermuda Trusts”), PIMCO Cayman Trust (“Cayman Trust”) or any officer, director, employee, agent or servant or any other person appointed by the trustee. or unitfund or accounts individually, but are binding solely upon the assets and property of the Bermuda T rusts and Cayman T rust in accordance with their proportionate interest hereunder. If this agreement is executed by or on behalf of the Bermuda T rusts and Cayman T rust on behalf of one or more series of the Bermuda Trusts and Cayman Trust, the assets and liabilities of each series of the Bermuda Trust sand Cayman Trust are separate and distinct and the obligations of or arising out of this agreement are binding solely upon the assets or property of the series on whose behalf this agreement is executed.

[Signature Page to First Amendment to Transaction Support Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

Oaktree Opportunities Fund XI Holdings (Delaware), L.P.

Oaktree Opportunities Fund Xb Holdings (Delaware), L.P.

By:	Oaktree Fund GP, LLC – Its: General Partner

By:	Oaktree Fund GP I, L.P. – Its: Managing Member

By:	/s/ Ross Rosenfelt
	Name:	Ross Rosenfelt
	Title:	Authorized Signatory

By:	/s/ Henry Orren
	Name:	Henry Orren
	Title:	Authorized Signatory

Oaktree Opps XI Holdco, Ltd.

By:	Oaktree Capital Management, L.P. – Its: Director

By:	/s/ Ross Rosenfelt
	Name:	Ross Rosenfelt
	Title:	Authorized Signatory

By:	/s/ Henry Orren
	Name:	Henry Orren
	Title:	Authorized Signatory

[Signature Page to First Amendment to Transaction Support Agreement]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the date first written above.

REDWOOD CAPITAL MANAGEMENT, LLC

By:	/s/ Sean Sauler
Name: Sean Sauler
Title: Deputy CEO

[Signature Page to First Amendment to Transaction Support Agreement]

TACONIC MASTER FUND 1.5 LP

By:	Taconic Capital Advisors L.P.

By:	/s/ Erin Rota
Name: Erin Rota
Title: Deputy General Counsel

[Signature Page to First Amendment to Transaction Support Agreement]

TACONIC OPPORTUNITY MASTER FUND LP

By:	Taconic Capital Advisors L.P.

By:	/s/ Erin Rota
Name: Erin Rota
Title: Deputy General Counsel

[Signature Page to First Amendment to Transaction Support Agreement]

TACONIC PARADIGM MASTER FUND LP

By:	Taconic Capital Advisors L.P.

By:	/s/ Erin Rota
Name: Erin Rota
Title: Deputy General Counsel

[Signature Page to First Amendment to Transaction Support Agreement]

TACONIC MARKET DISLOCATION MASTER FUND III (CAYMAN) L.P.

By:	Taconic Capital Advisors L.P.

By:	/s/ Erin Rota
Name: Erin Rota
Title: Deputy General Counsel

[Signature Page to First Amendment to Transaction Support Agreement]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

DIAMETER CAPITAL PARTNERS LP,
on behalf of one or more of its investment funds

By:	/s/ Shailini Rao
Name: Shailini Rao
Title: General Counsel & CCO

[Signature Page to First Amendment to Transaction Support Agreement]

BLACKBARN CAPITAL PARTNERS LP

By:	/s/ Jeremy Edelstein
Name: Jeremy Edelstein
Title: Chief Operating Officer

[Signature Page to First Amendment to Transaction Support Agreement]

SENATOR GLOBAL OPPORTUNITY MASTER FUND LP

By:	/s/ Evan Gartenlaub
Name: Evan Gartenlaub
Title: Authorized Person of its General Partner

[Signature Page to First Amendment to Transaction Support Agreement]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the date first written above.

KING STREET ACQUISITION COMPANY, L.L.C.

By:	King Street Capital Management, L.P.
Its Manager

By:	/s/ Howard Baum
Name: Howard Baum
Title: Director of Operations

[Signature Page to First Amendment to Transaction Support Agreement]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the date first written above.

KING STREET GLOBAL DRAWDOWN FUND, L.P.

By:	King Street Capital Management, L.P.
Its Investment Manager

By:	/s/ Howard Baum
Name: Howard Baum
Title: Director of Operations

[Signature Page to First Amendment to Transaction Support Agreement]

Exhibit F

Exchange Offer Consideration Allocation

Exhibit F1

Exchange Consideration Allocation
Tranche	Face	Market Price	Exchange Ratio	Exchange Price	Cash Price	Takeback Paper	Cash
2025s	$500	87.3%	—x	—%	85.0%	$—	$425
2027s	600	67.8%	1.13x	76.7%	—%	460	—
2028s	600	59.0%	1.13x	66.8%	—%	401	—
2029s	750	57.4%	1.13x	65.0%	—%	488	—
2030s	3,275	78.9%	1.13x	89.3%	—%	2,926	—
Total	$5,725					$4,275	$425

	Existing Bonds		Consideration at Par
Tranche	Face	Market	Cash	Tranche 1	Tranche 2	Tranche 3	% of Face	% of Market
2025s	$500	$436	$425	$—	$—	$—	85.0%	97.4%
2027s	600	407	—	108	162	191	76.7%	113.2%
2028s	600	354	—	94	141	166	66.8%	113.2%
2029s	750	431	—	114	171	202	65.0%	113.2%
2030s	3,275	2,585	—	684	1,027	1,215	89.3%	113.2%
Total	$5,725	$4,212	$425	$1,000	$1,500	$1,775	82.1%	111.6%

1 Totals may not foot due to rounding.